Execution Version
FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2023, is entered into among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD CANADA LTD., an Alberta corporation (“WIL-Canada”), WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company (“WIL-Delaware”), WOFS INTERNATIONAL FINANCE GMBH, a Swiss limited liability company (“WIL-Switzerland” and together with WIL-Bermuda, WIL-Canada and WIL-Delaware, the “Borrowers”), WEATHERFORD INTERNATIONAL PLC, as Parent (“Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”), and the Lenders party hereto.
RECITALS
WHEREAS, the Borrowers, Parent, the Administrative Agent, and the Lenders and Issuing Banks party thereto from time to time are party to that certain Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Parent and the Borrowers have requested certain amendments to Section 9.07 of the Existing Credit Agreement;
WHEREAS, subject to the terms and conditions contained herein, the Administrative Agent, the Lenders party hereto, Parent and the Borrowers have agreed to amend the Existing Credit Agreement as hereinafter set forth to address the foregoing.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms; Section References. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.Amendments to Existing Credit Agreement.
(a)The following terms are hereby added to Section 1.01 of the Existing Credit Agreement:
“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of December 20, 2023, among the Borrowers, Parent, the Administrative Agent and the Lenders party thereto.
“Fifth Amendment Effective Date” has the meaning specified in the Fifth Amendment.
“Specified Swap Transaction” has the meaning assigned thereto in the annex titled “Specified Swap Transaction” dated December 20, 2023 and provided separately to the Administrative Agent and each Lender prior to the Fifth Amendment Effective Date.

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(b)Section 9.07 of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
SECTION 9.07    Swap Agreements. Parent shall not, and shall not permit any Restricted Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which Parent or any Restricted Subsidiary has actual exposure (other than those in respect of Capital Stock of Parent or any of its Restricted Subsidiaries), including to hedge or mitigate foreign currency and commodity price risks to which Parent or any Restricted Subsidiary has actual exposure, (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Parent or any Restricted Subsidiary, (c) Swap Agreements related to Permitted ESG Investments, (d) Swap Agreements related to Supply Chain Transactions, (e) any Permitted Bond Hedge Transaction, ~~and~~ (f) any Permitted Warrant Transaction and (g) any Specified Swap Transaction.

3.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction, or waiver, of each of the following conditions (the date of the satisfaction or waiver of all such conditions, the “Fifth Amendment Effective Date”):
(a)The Administrative Agent shall have received duly executed counterparts of this Amendment from Parent, each of the Borrowers, the Administrative Agent and Lenders constituting at least the Required Lenders.
(b)The Borrowers shall have paid to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Fifth Amendment Effective Date, all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 12.03 of the Credit Agreement.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement (including as amended hereby) for all purposes.
4.Representations and Warranties. Parent and each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that, as of the Fifth Amendment Effective Date:
(a)the representations and warranties set forth in Article VII of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Fifth Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);

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(b)no Default or Event of Default has occurred and is continuing as of the Fifth Amendment Effective Date, and
(c)this Amendment constitutes the legal, valid and binding obligation of each of the Obligors party hereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, rescue process or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.
5.Reaffirmation; Reference to and Effect on the Loan Documents.
(a)From and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.
(b)The Loan Documents, and the obligations of the Borrowers and the Obligors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(c)Each of Parent and the Borrowers, on their own behalf and on behalf of each other Obligor that is a Subsidiary thereof, (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, including the Guaranty Agreements, to which it is a party, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents to which it is a party continue to be in full force and effect and are not impaired or adversely affected by this Amendment, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations and (vi) acknowledges that all Liens granted (or purported to be granted) by it pursuant to the Loan Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.
(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(e)In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
6.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.
(a)This Amendment shall be construed in accordance with and governed by the law of the State of New York (whether based on contract, tort or otherwise and in law or equity), without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.
(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.15 (SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF

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PROCESS) AND SECTION 12.16 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
7.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the parties hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment to the extent permitted by applicable law. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Amendment and the Transactions shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
9.Specified Swap Transactions as Secured Obligations. The counterparty to the Swap Agreements to be entered into in connection with the Specified Swap Transaction is a Lender or an Affiliate of a Lender on the Fifth Amendment Effective Date, the obligations of the applicable Obligors under the Specified Swap Transaction constitute Swap Obligations and, therefore, such Swap Obligations constitute Secured Obligations in accordance with the definition thereof.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:
WIL-BERMUDA:
WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company
By:
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-DELAWARE:
WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company
By:
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-CANADA:
WEATHERFORD CANADA LTD,
an Alberta corporation
By:
Name: Pamela M. Webb
Title: Director

WIL-SWITZERLAND:
WOFS INTERNATIONAL FINANCE GMBH,
a Swiss limited liability company
By:
Name: Mathias Neuenschwander
Title: Managing Officer

[Signature Page – Fifth Amendment to Amended and Restated Credit Agreement]

PARENT:

WEATHERFORD INTERNATIONAL PLC
By:
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

[Signature Page – Fifth Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender
By:
Name: Michael Janak
Title: Managing Director

[Signature Page – Fifth Amendment to Amended and Restated Credit Agreement]

LENDERS:
[      ], as a Lender
By:
Name:
Title:
[Signature Page – Fifth Amendment to Amended and Restated Credit Agreement]